SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 23, 2003

                               Chiron Corporation
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             (Exact name of registrant as specified in its charter)

   Delaware                      0-12798                     94-2754624
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(State or other                (Commission                 (IRS Employer
jurisdiction of                File Number)              Identification No.)
incorporation)

             4560 Horton Street, Emeryville, CA                  94608
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          (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code (510) 655-8730

                                       N/A
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          (Former name or former address, if changed since last report)


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Item 7. Financial Statements and Exhibits.

(c) Exhibits.

EXHIBIT NUMBER

99.1 Press release by Chiron Corporation dated July 23, 2003, relating to the Company's preliminary results for the first quarter ended June 30, 2003, referred to in Item 9 below.

Item 9. Regulation FD Disclosure (the following discussion is furnished under "Item 12. Results of Operations and Financial Condition").

In accordance with SEC Release No. 33-8216, the following information, required to be furnished under "Item 12. Results of Operations and Financial Condition," is furnished under "Item 9. Regulation FD Disclosure."

On July 23, 2003, Chiron Corporation (the "Company") announced via press release the Company's preliminary results for its second quarter ended June 30, 2003. A copy of the Company's press release is attached hereto as Exhibit 99.1. This Form 8-K and the attached exhibit are provided under Item 12 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CHIRON CORPORATION

Date: July 23, 2003              By: /s/ WILLIAM G. GREEN
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                                     William G. Green
                                     Senior Vice President,
                                     General Counsel and
                                     Secretary


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